SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 19, 2000


                              DIGITAL BRIDGE, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                     0-26755               88-0409147

(State or other jurisdiction     (Commission File         (IRS Employer
  of incorporation)                   Number)          Identification Number)

          21436 North 20th Avenue, Suite 4, Phoenix, Arizona 85027

            (Address of Principal Executive Offices)     (Zip Code)


                                 (623) 773-6344

              (Registrant's telephone number, including area code)

                             Exhibit Index:  Page 4 of 5

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This Current Report contains forward-looking statements, including (without limitation) statements concerning possible or assumed future results of operations of Registrant and those preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," or similar expressions. For those statements, Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should understand that various events could cause those results to differ materially from those expressed in such forward-looking statements: materially adverse changes in economic conditions in the markets served by the companies; competition from others in the website development, eBusiness builder, venture technologist, Internet and IT markets and other industry segments; failure to realize fully expected cost savings from the mergers and acquisitions described herein; the ability to enter, the timing of entry and the profitability of entering new markets; greater than expected costs or difficulties related to the integration of the businesses of Registrant and the businesses it is acquiring, as described herein; and other risks and uncertainties as may be detailed from time to time in Registrant's public announcements and SEC filings.

Item  2.  Acquisition  or  Disposition  of  Assets.
---------------------------------------------------

     On September 20, 2000, Digital Bridge, Inc., a Nevada corporation ("DGBI"), acquired 100% of the outstanding common stock of 24x7 Development.com, Inc., a Delaware corporation (""24x7"), in a merger transaction pursuant to which DGBI was the surviving entity. As consideration, DGBI issued to the nine holders of 24x7 common stock an aggregate of 10,000,000 shares of DGBI common stock having a fair market value at the time of issuance of $ 2.06 per share or an aggregate value of $ 20,600,000. The consideration was the product of arms' length negotiations and was based on the prior operating history of 24x7 and its prospects when integrated into the operating and business model of DGBI.

     A copy of the Agreement and Plan of Merger is filed herewith as Exhibit 2.1 and incorporated herein by reference.

     24x7 is based in Phoenix, Arizona and is staffed by personnel with substantial experience in developing global, multi-lingual, high-end web businesses. 24x7 was founded in March 2000 by a group of executive and divisional management of Globalnet Fiancial.com, Inc. (NASDAQ: "GLBN"), who organized 24x7 for the sole purpose of acquiring the Phoenix office and assets from Globalnet Financial.com, Inc. During an 18 month period, while working for Globalnet, the 24x7 "team" developed and matured 18 award winning financial media, online trading and corporate web sites.

     On September 20, 2000, DGBI acquired 100 % of the outstanding common stock of N2plus, Inc., a Delaware corporation ("N2plus"), in a merger transaction pursuant to which DGBI was the surviving entity. As consideration, DGBI issued to the 14 holders of N2plus common stock an aggregate of 1,000,000 shares of DGBI common stock having a fair market value at the time of issuance of $ 2.06 per share or an aggregate market value of $2,060,000. The consideration was the product of arms' length negotiations and was based on the prior operating history of N2plus and its prospects when integrated into the operating and business model of DGBI.

     A copy of the Agreement and Plan of Merger is filed herewith as Exhibit 2.2 and incorporated herein by reference.

     N2plus is likewise a Phoenix based company. N2plus' flagship product, N2plusSynergy , helps businesses create private labeled, instant online eCommerce stores in a fully integrated solution. N2plusSynergy will complement DGBI's suite of Internet Business Applications, enabling business aggregators, portals and web developers to better serve, monetize and retain their customers. Founded in 1997 by award winning technologist Brian Pollack, N2plus is a business-to-business application service provider. Since its inception, N2plus' products and services have helped nearly 1,000 satisfied customers establish an eCommerce presence.

     On September 19, 2000, DGBI acquired 100% of the outstanding common stock of Online Television Network Services, a California corporation ("OTVnet"), in a stock for stock acquisition, pursuant to which OTVnet became a wholly owned subsidiary of DGBI. DGBI issued to the six holders of OTVnet common stock and certain debt holders an aggregate of 3,212,000 shares of DGBI common stock having a market value at the time of issuance of $ 2.06 per share or an aggregate market value of $ 6,616,700. The consideration was the product of arms' length negotiations and was based on the prior operating history of N2plus and its prospects when integrated into the operating and business model of DGBI.

     A copy of the Stock Purchase Agreement is filed herewith as Exhibit 2.3 and incorporated herein by reference.

     Founded in 1998, OTVnet designs and manages comprehensive Human Resource Systems for the unionized construction industry, specifically, in the design and development of benefits Internet sites for multi-employer union pension, health and welfare trust organizations. OTVnet has created an industry leading Benefits Trust Web product and is positioning itself to serve unionized trade organizations on a nationwide basis.

     The  combined  companies  will  focus  primarily  on three principal areas:

- turnkey development of vertical portal web businesses, both for clients and for DGBI's own account;
- development of integrated web sites for financial institutions, including on-line banking and on-line lending;
- development of web-enabled, construction oriented web sites, both as intranets and Internet sites for construction bidding and management.

      DGBI will also offer general eCommerce and eBusiness consulting. DGBI's areas of expertise include:

- eBusiness web site development and design, including back-end database development and design;
-     site  personalization;
-     web  site  integration  with  existing  automated  processes;  and
- content integration, on-line branding, online marketing analysis, online document storage and retrieval and on-line data reporting.

The Common Stock issued by DGBI in the acquisition and merger transactions described above was issued in reliance on the exemption from the registration provisions of the Securities Act of 1933, as amended, contained in Regulation D, Rule 506. No Common Stock was issued to nonaccredited investors in any of the transactions.


Item  7.  Financial  Statements  and  Exhibits.


    (a)(1)  Financial  Statements  of  Business  Acquired.

            Audited financial statements of Digital Bridge, Inc. for the period ended June 30 2000 are being filed herewith as Exhibit 99.1 and audited financial statements for the period ended September 20, 2000 are filed herewith as Exhibit 99.2.

            The audited financial statements of 24x7 Development.com, Inc. for the period ended September 20, 2000, are being filed herewith as
            Exhibit 99.3.

            The audited financials statements of NOW Tools, LLC for the period ended December 31, 1999 are being filed herewith as Exhibit 99.4 and the audited financial statements of N2plus, Inc. (formerly NOW Tools, LLC) for the period ended September 20, 2000 are filed herewith as Exhibit 99.5.

            The audited financial statements of Online Television Network Services, Inc. for the period ended May 31, 2000, are being filed herewith as Exhibit 99.6 and the audited financial statements of Online Television Network Services, Inc. for the period ended September 20, 2000 are filed herewith as Exhibit 99.7.


    (b)(1)  Pro  Forma  Financial  Information
            The pro forma financial information for the period ended September 20, 2000 and June 30, 2000 and 1999, are being filed herewith as Exhibit 99.8.

    (c)     Exhibits
            The following documents are being filed as exhibits to this report.


       Exhibit No.           Description
       ----------            -----------

       2.1 * Agreement and Plan of Merger dated as July 31, 2000, by and between Digital Bridge, Inc. and 24x7 Development.com, Inc.

       2.2 * Agreement and Plan of Merger dated August 31, 2000, among Digital Bridge, Inc., N2plus, Inc. and Certain of the Equity Holders of N2plus, Inc.

       2.3 * Stock Purchase Agreement dated as of August 31, 2000, by and between Digital Bridge, Inc. and Online Television Network Services.


       99.1                  Audited financial statements of Digital
                             Bridge, Inc. for the period ended June 30, 2000.

       99.2 Audited financial statements of Digital Bridge, Inc. for the period ended September 20, 2000

       99.3                  Audited financial statements of 24x7
                             Development.com, Inc. for the period ended
                             September 20, 2000.

       99.4 Audited financial statements of NOW Tools, LLC for the periods ended December 1999.

       99.5 Audited financials statements of N2plus, Inc. (formerly NOW Tools, LLC) for the period ended September 20, 2000.

       99.6 Audited financial statements of Online Television Network Services, Inc. for the period ended May 31, 2000.

       99.7 Audited financial statements of Online Television Network Services, Inc. for the period ended September 20, 2000.

       99.8 The pro forma financial information for the period ended September 20, 2000 and June 30, 2000 and 1999.

       *                     Previously files on report 8/k

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  November 17, 2000
                                           DIGITAL  BRIDGE,  INC.

                                           By:  /s/  John C. Flanders, Jr.
                                           ---------------------------
                                           John C. Flanders, Jr.,
                                           Chief Executive Officer